Loans And Allowance For Credit Losses (Summary Of Nonaccrual Loans, Restructured Loans And Accruing Loans Past Due 90 Days Or More) (Detail) (JPY ¥) In Millions, unless otherwise specified	Sep. 30, 2012	Mar. 31, 2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonaccrual loans	¥ 1,265,885	¥ 1,189,835
Restructured loans	972,762	923,129
Accruing loans contractually past due 90 days or more	45,404	65,577
Total	¥ 2,284,051	¥ 2,178,541